Exhibit 99.3

Copyright 2021 Porch Group, Inc. All rights reserved 1 Q2 2021 Earnings Presentation August 16, 2021 Group Love your home. For moving and improving and everything in between.

Copyright 2021 Porch Group, Inc. All rights reserved Presenters Matt Ehrlichman CEO & Founder, Porch Group Marty Heimbigner CFO, Porch Group Matthew Neagle COO, Porch Group Adam Kornick President, InsurTech Division

Copyright 2021 Porch Group, Inc. All rights reserved 3 DISCLAIMERS 3 Forward - Looking Statements Certain statements in this presentation may be considered “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally relate to future events or Porch Group, Inc . ’s (“Porch”) future financial or operating performance . For example, projections of future revenue, contribution margin, Adjusted EBITDA and other metrics, business strategy and plans, and anticipated impacts from pending or completed acquisitions, are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by Porch and its management at the time they are made, are inherently uncertain . Factors that may cause actual results to differ materially from current expectations include, but are not limited to : (1) the ability to recognize the anticipated benefits of Porch’s December 2020 business combination (the “Merger”) with PropTech Acquisition Corporation (“PropTech”), which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably, maintain key commercial relationships and retain its management and key employees ; (2) expansion plans and opportunities, including future and pending acquisitions or additional business combinations ; (3) costs related to the Merger and being a public company ; (4) litigation, complaints, and/or adverse publicity ; (5) the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability ; (6) privacy and data protection laws, privacy or data breaches, or the loss of data ; (7) the impact of the COVID - 19 pandemic and its effect on the business and financial conditions of Porch ; and (8) other risks and uncertainties described in Porch’s most recent Form 10 - K and quarterly report on Form 10 - Q, filed with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www . sec . gov . Nothing in this presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date of this presentation . Unless specifically indicated otherwise, the forward - looking statements in this release do not reflect the potential impact of any divestitures, mergers, acquisitions, or other business combinations that have not been completed as of the date of this presentation . Porch does not undertake any duty to update these forward - looking statements, whether as a result of changed circumstances, new information, future events or otherwise, except as may be required by law . Non - GAAP Financial Measures Some of the financial information and data contained in this presentation, such as Adjusted EBITDA, Adjusted EBITDA Margin, Contribution Margin, and Gross Written Premium have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . Porch defines Adjusted EBITDA as net income (loss) adjusted for interest expense, net, income taxes, total other expense, net, and depreciation and amortization, certain non - cash long - lived asset impairment charges, stock - based compensation expense and acquisition - related impacts, including compensation to the sellers that requires future service, amortization of intangible assets, gains (losses) recognized on changes in the value of contingent consideration arrangements, if any, gain or loss on divestures and certain transaction costs . Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of total revenue . Contribution Margin is defined as revenue less all variable expenses, including cost of revenue, marketing and sales . Gross Written Premium represents the total dollars of insurance premium sales based on date of contract execution . The effects of these excluded items may be significant . Porch is not providing reconciliations of expected Adjusted EBITDA, Adjusted EBITDA Margin, Contribution Margin, or Gross Written Premium for future periods to the most directly comparable measures prepared in accordance with GAAP because Porch is unable to provide these reconciliations without unreasonable effort because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of our control . Porch uses these non - GAAP measures to compare Porch’s performance to that of prior periods for budgeting and planning purposes . Porch believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Porch’s results of operations . Porch believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Porch’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . Porch's method of determining these non - GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and Porch does not recommend the sole use of these non - GAAP measures to assess its financial performance . Porch management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Porch’s financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results .

Copyright 2021 Porch Group, Inc. All rights reserved 4 Q2 2021 Earnings Call Kick - off Group

Copyright 2021 Porch Group, Inc. All rights reserved Software & Services for Companies Access to Consumers Deliver Services Porch has a unique strategy in the home services industry. 1. Porch provides software & services to home inspectors, movers, title and roofing companies and helps them to grow . 2. Through these companies, Porch gains early access to homebuyers and helps save time, stress, and money during the move . 3. Porch generates B2B2C transactional revenues by facilitating the purchase of key services such as insurance . Porch, the Vertical Software Platform for the Home 5

Copyright 2021 Porch Group, Inc. All rights reserved 6 Key Focus Areas for 2021 1. Increase number of companies using our vertical software 2. Increase access to consumers from software companies 3. Increase B2B2C transaction revenue per consumer 4. Continue to scale our InsurTech business 5. Help brands and advertisers improve their mover marketing 6. Pursue strategic and accretive M&A opportunities 6

Copyright 2021 Porch Group, Inc. All rights reserved 7 Q2 2021 Results & 2021E Guidance Group

Strong Year-over-Year Revenue Performance of ~235% Growth


Q2 2021 Revenue vs Q2 2020PF Revenue
$15.4M
$34.6M-Higher revenue
$1.3M-Rynoh Q2 acquisition
$51.3M
Q2 2020 PF
Q2 2021 Actuals
YoY ~235% increase

PF stands for Pro Forma to account for the removal of financial results related to past divested businesses.

Revenue from Rynoh is included and broken out as it is a Q2 2021 acquisition which is being announced for the first time with this earnings presentation.

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Copyright 2021 Porch Group, Inc. All rights reserved 9 Q2 2021 Actuals vs Q2 2021 Guidance See Appendix for a reconciliation of Revenue Less Cost of Revenue %, Adjusted EBITDA % and Contribution Margin % to their mos t d irectly comparable GAAP financial measures. $51.3M 62% 33% - 20% Q2 2021 Actuals “North of $45M” Not provided quarterly Not provided quarterly Not provided quarterly Q2 2021 Guidance vs $6.3M 14% In line with internal expectations

Raising FY 2021E Revenue Guidance and Reiterating Margin Guidance

	Previous 2021E Guidance	Guidance ▲	Current 2021E Guidance
Revenue	$178M	↑	~$184M (155% YOY Growth)
Revenue Less Cost of Revenue %	~72%	No Change	~72%
Contribution Margin %	~40%	No Change	~40%
Adj. EBITDA %	-10% to -16%	Tightening the range (making investments)	-13% to -16%

Disclaimer: Porch is not providing reconciliations of forward-looking non-GAAP guidance to the comparable GAAP measures because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of Porch's control. In particular, the charges excluded from these non-GAAP measures are subject to high variability and complexity due to Porch's ongoing growth.

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2021E Revenue: 155% YoY Growth with ~90% Recurring or Reoccurring

Revenue


$184M
$54M (2)
HOA
V12
Rynoh
~72% CAGR
$85M (1)
$72M
$57M
$36M
2018PF
2019PF
2020A
2021E
% Growth
58%
26%
49% (1)
~155%
~116% (1)

FY 2021E Guidance Revenue Distribution


10%
25%
65%
Software & Services Subscriptions (3)
B2B Recurring Fees From Companies
Move-Related Transactions (4)
B2B2C Recurring & Reoccurring Transaction Fees via Companies
Post-Move Transactions (5)
B2B2C and B2C Transaction Fees

Note: PF figures are Pro Forma results which exclude the financial results of certain Porch businesses divested during 2019 and the first half of 2020, after giving effect to all such divestitures as if they had occurred on January 1, 2018.

(1) Based on internal estimates, Porch believes without the COVID-19 pandemic it would have achieved $85M in revenue for the 2020 year resulting in 2020 and 2021E revenue growth would have been 49% and ~116%, respectively.

(2) In January 2021, Porch announced the acquisitions of Homeowners of America (HOA) and V12 and layered $50M of 2021 revenue into our guidance. This was based on the expectation of HOA closing at the start of Q2. It closed on April 6, 2021. This also includes $4M related to Rynoh which closed in Q2'2021.

(3) B2B includes recurring fees paid by Companies to Porch for SaaS and other services.

(4) B2B2C (Move-Related Services) includes revenue predominantly related to selling consumers insurance, moving, security and TV/internet with majority of these consumers being provided to Porch on a reoccurring basis by companies.

(5) B2B2C and B2C (Post-Move Services) includes revenue predominantly related to connecting consumers with contractors across home maintenance and improvement projects with these consumers originating from both 1) companies on a reoccurring basis, and 2) direct-to-consumer channels.

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2021E Contribution Margin % and Adjusted EBITDA % Continued Growth

Contribution Margin %



50%
~40%
34%
19%
7%
2018PF
2019PF
2020PF
2021E
Long-Term Target

Adjusted EBITDA %



25%
-13% to -16%
-24%
-57%
-79%
2018PF
2019PF
2020PF
2021E
Long-Term Target

Note: PF figures are Pro Forma results which exclude the financial results of certain Porch businesses divested during 2019 and the first half of 2020, after giving effect to all such divestitures as if they had occurred on January 1, 2018.

Disclaimer: See Appendix for a reconciliation of Adjusted EBITDA and Contribution Margin to their most directly comparable GAAP financial measures. Porch is not providing reconciliations of forward-looking non-GAAP guidance to the comparable GAAP measures because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of Porch's control. In particular, the charges excluded from these non-GAAP measures are subject to high variability and complexity due to Porch's ongoing growth.

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Copyright 2021 Porch Group, Inc. All rights reserved 13 KPIs – Number of Companies & Average Revenue Per Company (1) Porch management defines average companies in a quarter as an average of the end of period number of companies with the begin nin g of period number, inclusive of all companies across Porch’s home services verticals that (i) generate recurring revenue and (ii) generated revenue in the quarter. For new acquisitions, we determine t he number of customers in their initial quarter based on the percentage of the quarter they were part of Porch. (2) Average revenue per account per month in quarter is defined as the total revenue from the quarter divided by the average numb er of companies in the period divided by 3 (to provide monthly revenue). Note: while the wording of both footnote (1) and (2) on this slide has been updated to be made more clear, they are the same calcul ati ons the company has been using to date. Q1 Q2 Q3 Q4 (1) (2) 17,120 companies in Q2 2021 $1,000 revenue per company in Q2 2021

Copyright 2021 Porch Group, Inc. All rights reserved 14 KPIs – Monetized Services for Consumers (1) Monetized Services per Quarter is defined as the total number of unique consumer services from which Porch generated revenue, in cluding, but not limited to, new and renewing insurance customers, completed moving jobs, security installations, TV/internet installations or other home projects, measured over a quarterly period. (2) Average revenue per monetized services in quarter is defined as the total service revenue (Move - Related Transaction revenue plus Post - Move Transaction revenue) divided by the number of Monetized Services per Quarter. Note: while the wording of both footnote (1) and (2) on this slide has been updated to be made more clear, they are the same calculations the company has been using to date. Q1 Q2 Q3 Q4 (1) (2) 302,462 monetized services in Q2 2021 $129 revenue per monetized service in Q2 2021

Copyright 2021 Porch Group, Inc. All rights reserved 15 Deep Dives Group

Copyright 2021 Porch Group, Inc. All rights reserved InsurTech Update Gross Written Premium – 2021E Guidance HOA State Expansion Plan Active States Target States (2021 - 2022) $300M (from $275M) 16 Ceding vs Retaining Premium ~90% Premium Ceded to 3 rd party reinsurers Premium Held by HOA (backed with XOL reinsurance) Regulators Approved (launching soon) Gross Loss Ratios – 2020 Results 59%

Copyright 2021 Porch Group, Inc. All rights reserved 17 Vertical Software Expansion Welcome Rynoh ! A leading SaaS provider for title companies

Copyright 2021 Porch Group, Inc. All rights reserved Rynoh Deal Summary and Business Overview Business Overview • SaaS application used by title companies (and other settlement agents) to protect the residential real estate transaction • Open solution that integrates with 20 title CRM software platforms • Provides continuous end - to - end account auditing, daily reconciliation, transaction monitoring, fraud detection and reporting for >30% of all U.S. purchase and refinance transactions in Q1 2021 (1) • All - time: More than 16.5 million closings monitored and $5 trillion of disbursements protected 18 (1) https://www.nar.realtor/research - and - statistics/quick - real - estate - statistics ; https://www.mba.org/Documents/Research/Mortgage%20Finance%20Forecast%20Jun%202021.pdf ; Strategic Opportunities • Opportunity to introduce Porch services such as insurance to homebuyers via the real estate closing and settlement process • Higher value customer relationships allow for increased investment in S&M and R&D to reach and provide greater value to more customers • Real estate closing data is strategic and valuable to our insurance and mover marketing business • Extend the Porch digital consumer experience (Moving Dashboard) to include settlement and closing steps Deal Summary • $ 31.5 M of cash at closing, $3.5M due in 24 - months • $8M revenue business with $4M expected in Porch’s 2021 revenue totals ($1.3M in Q2 2021)

Copyright 2021 Porch Group, Inc. All rights reserved 19 Porch Group Investment Highlights 1. Vertical software leader to key home service companies with low churn and high NPS 2. Large and ideal consumer audience provided via software companies, with low acquisition costs 3. Unique, substantial, and valuable property data which no one else has 4. Large insurance operation with CAC, pricing, data, and value prop advantages 5. Proven team with strong track record 6. Massive $320B addressable TAM 7. Strong financial results with fast revenue growth and high contribution margins 8. Positioned to be long - term leader for the home: vertical SaaS, insurance, moving and maintenance 1 2 3 4 5 6 7 8

Copyright 2021 Porch Group, Inc. All rights reserved 20 Thank you Group

Copyright 2021 Porch Group, Inc. All rights reserved 21 Q&A Group

Copyright 2021 Porch Group, Inc. All rights reserved 22 Appendix Group

Copyright 2021 Porch Group, Inc. All rights reserved 23 Balance Sheet Cash and Restricted Cash as of June 30, 2021: $152.4M • Primary use of cash expected for M&A • Well positioned to support investments; vertical software systems, Insurtech, data platform & consumer experience Total Long - Term Debt as of June 30, 2021: $43.8M Capital Structure • Total common shares outstanding as of June 30, 2021: 96.3M and 3.1M warrants outstanding • In addition to the above, when team RSUs vest or team options both vest and are exercised, it will be added to total shares outstanding above. This relates to pre - SPAC Porch options and RSUs which rolled over and the ~11M share MIP pool from the SPAC merger agreement, some of which will be granted soon with long - term vesting and some of which may be granted in future years. Cash position is strong

Copyright 2021 Porch Group, Inc. All rights reserved 24 QTD Net Income to Adj EBITDA non - GAAP Reconciliation Note: PF (Pro Forma) figures exclude the financial results of certain Porch businesses divested during 2019 and the first hal f o f 2020, after giving effect to all such divestitures as if they had occurred on January 1, 2018. (1) Includes interest expense and amortization of debt discount and issuance costs. (2) Includes net (gain) loss on settlement of accounts payable, net (gain) loss on remeasurement of debt, extinguishment of debt, re measurement of private warranty and other. (3) Includes compensation charges related to secondary market transaction, employee earnout restricted stock and employee awards. (4) Includes acquisition cash/stock compensation, bank fees, bonus expense, (gain) loss on divestitures, accounting/legal fees, a nd other transaction expenses. — Q2 2021 Q2 2020 Net income (loss) ( 17 .1M) $ ( 6.3M ) $ Interest expense (1) 1.2M 3.3M Income tax (benefit) expense (7 .7M ) 0.0M Depreciation and amortization 3.9M 0.1M Other expense, net (2) (8 .5M ) (2.0M) Non - cash bonus expense 0.4M — Non - cash long - lived asset impairment charge 0.1M 0.1M Non - cash stock - based compensation (3) 6.6M 0.4M Revaluation of contingent consideration 0.6M 1.5M Revaluation of earnout liability 4.0M — Revaluation of private warranty liability 4.3M Acquisition and related (income) expense (4) 1.9M 0.8M Adjusted EBITDA (loss) (10.3M) $ ( 2.1M ) $ Adjusted EBITDA (loss) from divested business — (0.4M) Pro Forma Adjusted EBITDA (loss) (10.3M) $ (1.7M) $

Copyright 2021 Porch Group, Inc. All rights reserved 25 QTD Revenue to Contribution Margin non - GAAP Reconciliation (1) Contribution Margin is defined as revenue less all variable expenses, including cost of revenue, marketing and sales. (2) Pro forma results exclude the financial results of certain Porch businesses divested during 2019 and the first half of 2020, aft er giving effect to all such divestitures as if they had occurred on January 1, 2018. Q2 2021 Q2 2020 Revenue 51.3M $ 17.1M $ Cost of Revenue 19.5M 3.8M Revenue - Cost of Revenue 31.8M 13.3M Variable Selling & Marketing and Advertising 15.0M 7.3M Contribution Margin (1) 16.8M $ 6.0M $ Contribution Margin % of Revenue 33% 35% Pro Forma Contribution Margin % (2) — 39%

Copyright 2021 Porch Group, Inc. All rights reserved 26 YTD Net Income to Adj EBITDA non - GAAP Reconciliation Note: PF (Pro Forma) figures exclude the financial results of certain Porch businesses divested during 2019 and the first hal f o f 2020, after giving effect to all such divestitures as if they had occurred on January 1, 2018. (1) Includes interest expense and amortization of debt discount and issuance costs. (2) Includes net (gain) loss on settlement of accounts payable, net (gain) loss on remeasurement of debt, extinguishment of debt, re measurement of private warranty and other. (3) Includes compensation charges related to secondary market transaction, employee earnout restricted stock and employee awards. (4) Includes acquisition cash/stock compensation, bank fees, bonus expense, (gain) loss on divestitures, accounting/legal fees, a nd other transaction expenses. — Q2 2021 Q2 2020 Net income (loss) (82. 2 M) $ ( 6.3M ) $ Interest expense (1) 2 .4M 3.3M Income tax (benefit) expense (8 .1M ) 0.0M Depreciation and amortization 6.3M 0.1M Other expense, net (2) (8 .5M ) (2.0M) Non - cash bonus expense 0.7M — Non - cash long - lived asset impairment charge 0.1M 0.1M Non - cash stock - based compensation (3) 23 .4M 0.4M Revaluation of contingent consideration 0.2M 1.5M Revaluation of earnout liability 22.8M — Revaluation of private warranty liability 20.2M Acquisition and related (income) expense (4) 2.7M 0.8M Adjusted EBITDA (loss) (19.9M) $ ( 2.1M ) $ Adjusted EBITDA (loss) from divested business — (0.4M) Pro Forma Adjusted EBITDA (loss) (19.9M) $ (1.7M) $

Copyright 2021 Porch Group, Inc. All rights reserved 27 YTD Revenue to Contribution Margin non - GAAP Reconciliation (1) Contribution Margin is defined as revenue less all variable expenses, including cost of revenue, marketing and sales. (2) Pro forma results exclude the financial results of certain Porch businesses divested during 2019 and the first half of 2020, aft er giving effect to all such divestitures as if they had occurred on January 1, 2018. Q2 2021 Q2 2020 Revenue 78.1M $ 32.1M $ Cost of Revenue 25 .4M 7 .9M Revenue - Cost of Revenue 52 .7M 24. 2M Variable Selling & Marketing and Advertising 24.7M 17.8M Contribution Margin (1) 27.9M $ 6.4M $ Contribution Margin % of Revenue 36% 20 % Pro Forma Contribution Margin % (2) — 24%

Copyright 2021 Porch Group, Inc. All rights reserved $72M ~$500M ~$1.5B - $200 $400 $600 $800 $1000 $1200 $1400 $1600 2020E Revenue Core Business Growth Potential Core Business Revenue Potential in 5 - 7 Years Insurance Expansion New Home Service Verticals Mover Marketing Upside Potential ~$400M ~$200M ~$400M Porch Has The Potential to Grow Revenues ~20x 28 Mover Marketing: ~$200M potential revenue opportunity • Data monetization by shifting mover marketing spend by brands from change of address to 6 weeks prior with Porch. 30 - 35% CAGR New Vertical Expansion: ~$400M potential revenue opportunity • Enter new home service industries via M&A and organically. Insurance Expansion: ~$400M potential revenue opportunity • Expand from an insurance agency to a Managing General Agent (MGA) / carrier. 3 2 1 1 2 3 (1) (1) Represents Porch management approximate estimates of potential future revenue growth opportunities and does not constitute Po rch management financial projections or guidance and should not be regarded or relied on as such.

The Home is one of the largest market opportunities


Moving Services
Mover Marketing
Contractor Services
Insurance
Other Opportunities

Porch has a U.S. Total Addressable Market of ~$320B

Moving Services: ~$4B[1]
(moving, security, TV/internet)

Mover Marketing: ~$8B[4]

Contractor Services: ~$141B[3]
(referral, managed services gross profit)

P&C Insurance: ~$167B[2]
(home, auto, umbrella, flood)

Other Opportunities in "Home"
(more SaaS verticals, home care subscription)

(1) Moving Services: TAM of $4B is comprised of Security, Moving, and TV / Internet Installs. Security TAM of $1.3B estimated based on $220 net commission per security install multiplied by 6M home sales per year. Moving TAM of $1.9B based on $314 net commission per move multiplied by 6M moves per year. TV / Internet Installs TAM of $684M based on $114 net commission per install multiplied by 6M installs per year.
(2) Insurance: $167B TAM based on U.S. home insurance annual revenues of $104B plus U.S. auto insurance annual revenues of $313B multiplied by a 20% broker commission (source: IBIS 2019 full year data). Umbrella and flood are incremental.
(3) Contractor Services: TAM of $141B is composed of Managed Services and Referral Services. Managed services TAM of $104B based on home services spend of $460B (source: GM Insights 2018 full year data) with 50% of projects managed at a 45% gross margin. Referral services TAM of $35B based on home services spend of $470B with 50% referral projects at a 15% referral fee.
(4) Mover Marketing: 6M homebuyers annually with $9K average spend during first 3-6 months (Epsilon 2012 New Mover Report). Of this $54B in spend, management estimates that 15% will be spent on marketing to these consumers based on what it has observed in the industries it serves.

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